   As filed with the Securities and Exchange Commission on January 11, 2002
                                                          Registration No. 333-

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--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                               -----------------

                             BRE PROPERTIES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                     44 Montgomery Street,
                                         Suite3600 San
             Maryland              Francisco,California 94104        94-1722214
 (State or Other Jurisdiction of     (Address of Principal        (I.R.S. Employer
  Incorporation or Organization)      Executive Offices)         Identification No.)

                               -----------------

                   1999 BRE Stock Incentive Plan, as Amended
                           (Full Title of the Plan)

                               -----------------

                             Edward F. Lange, Jr.
        Executive Vice President, Chief Financial Officer and Secretary
                             BRE Properties, Inc.
                       44 Montgomery Street, Suite 3600
                        San Francisco, California 94104
                                (415) 445-6530
(Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                                  Copies to:
                            Laura L. Gabriel, Esq.
                               Latham & Watkins
                       505 Montgomery Street, Suite 1900
                        San Francisco, California 94111
                                (415) 391-0600

                               -----------------

                        CALCULATION OF REGISTRATION FEE

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--------------------------------------------------------------------------------

                                                     Proposed        Proposed
                                      Number of      Maximum          Maximum       Amount of
                                     Shares to be Offering Price     Aggregate     Registration
Title of Securities to be Registered  Registered   Per Share(1)  Offering Price(1)    Fee(1)
------------------------------------------------------------------------------------------------
   Common Stock, $0.01 par value....  1,500,000       $31.15        $46,725,000     $11,167.28
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Estimated for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, based on the average of the high and low prices of the common stock as reported on the New York Stock Exchange on January 10, 2002.

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--------------------------------------------------------------------------------

   By a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 17, 2000, Registration File No. 333-30646, BRE Properties, Inc., a Maryland corporation (the "Registrant") previously registered 2,000,000 shares of its common stock, par value $.01 per share reserved for issuance from time to time in connection with the Registrant's 1999 BRE Stock Incentive Plan (the "Plan"). The Plan has been amended as the 1999 BRE Stock Incentive Plan, as Amended and the number of shares of common stock issuable thereunder has been increased to 3,500,000. Under this Registration Statement, the Registrant is registering the additional 1,500,000 shares of Common Stock issuable under the Plan.

   The following documents which have been filed with the Securities and Exchange Commission are hereby incorporated by reference in this Registration
Statement:

      1. Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 17, 2000;

      2. Annual Report on Form 10-K for the year ended December 31, 2000 (including items incorporated by reference from the Registrant's Proxy Statement for its 2001 Annual Meeting of Stockholders, but excluding the Compensation Committee Report);

      3. Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001;

      4. Quarterly Report on From 10-Q for the quarterly period ended June 30, 2001;

      5. Quarterly Report on From 10-Q for the quarterly period ended September 30, 2001;

      6. Current Report on Form 8-K filed on January 12, 2001;

      7. Current Report on Form 8-K filed on December 11, 2001;

      8. the description of the Registrant's common stock contained in Item 5 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 1996; and

      9. all documents filed by the Registrant with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated into this Registration Statement.

Item 8.                                               Exhibits.
-------                                               ---------

  4.1   Articles of Amendment and Restatement of the Articles of Incorporation of the Registrant, filed as
          Exhibit 3.1 to the Registrant's Current Report on Form 8-K filed on April 1, 1996 and incorporated herein by reference.

  4.2   Articles of Amendment of the Registrant, filed as Exhibit 4.2 to the Registrant's Registration
          Statement on Form S-3 (No. 333-24915), as amended, and incorporated herein by reference.

  4.3   Certificate of Correction of the Registrant, previously filed as Exhibit 1.3 to the Registrant's
          Form 8-A filed on January 29, 1999 and incorporated herein by reference.

  4.4   Articles Supplementary of the Registrant, classifying and designating the 81/2% Series A Cumulative
          Redeemable Preferred Stock, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K
          filed on January 29, 1999, and incorporated herein by reference.

  4.5   Amended and Restated By-Laws of the Registrant, filed as Exhibit 3(ii) to the Registrant's Quarterly
          Report on Form 10-Q filed on August 14, 1998, and incorporated herein by reference.

  4.6   Indenture for Senior Debt Securities between the Registrant and Chase Manhattan Bank and Trust
          Company, National Association, as successor trustee, dated as of June 23, 1997, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on June 23, 1997 and incorporated herein by reference.

Item 8.                                               Exhibits.
-------                                               ---------

  4.7   First Supplemental Indenture dated as of April 23, 1998 between the Registrant and Chase Manhattan
          Bank and Trust Company, National Association, as successor trustee, filed as Exhibit 4.1 to the
          Registrant's Quarterly Report on Form 10-Q filed on May 14, 1998, and incorporated herein by reference.

  4.8   Form of Note due 2007, filed as Exhibit 4.2 to the Registrant's Current Report on Form 8-K filed on
          June 23, 1997, and incorporated herein by reference.

  4.9   Form of Note due 2013 filed as Exhibit 4.2 to the Registrant's Current Report on Form 8-K filed on
          February 24, 1998, and incorporated herein by reference.

 4.10   Form of Note due 2011 filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on
          January 12, 2001, and incorporated herein by reference.

 4.11   Form of Common Stock Certificate, filed as Exhibit 4.11 to the Registrant's Registration Statement on
          Form S-3, File No. 333-24915, as amended, and incorporated herein by reference.

    5   Opinion of Piper Marbury Rudnick & Wolfe LLP.

 23.1   Consent of Ernst & Young LLP, Independent Auditors.

 23.2   Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5).

   24   Powers of Attorney (contained on signature page of this Registration Statement).

   99   1999 BRE Stock Incentive Plan, as Amended, filed as Exhibit B to the Registrant's Proxy Statement for its 2001 Annual Meeting of Stockholders, filed on April 2, 2001, and incorporated herein by reference.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of San Francisco, State of California, on the 11th day of January, 2002.

                                          BRE PROPERTIES, INC.

                                                   /S/ FRANK C. MCDOWELL
                                          By: _________________________________
                                                     Frank C. McDowell

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Frank C. McDowell, LeRoy
E. Carlson, Edward F. Lange, Jr. and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

         Signature                       Title                     Date
         ---------                       -----                     ----

   /S/ FRANK C. MCDOWELL   President and Chief Executive     January 11, 2002
  ------------------------   Officer (Principal Executive
     Frank C. McDowell       Officer) and Director

    /s/ LeRoy E. Carlson   Executive Vice President, Chief   January 11, 2002
  ------------------------   Operating Officer and Director
      LeRoy E. Carlson

  /S/ EDWARD F. LANGE, JR. Executive Vice President, Chief   January 11, 2002
  ------------------------   Financial Officer and Secretary
    Edward F. Lange, Jr.     (Principal Financial and
                             Accounting Officer)

      /S/ JOHN MCMAHAN     Director, Chairman of the Board   January 11, 2002
  ------------------------
        John McMahan

   /S/ WILLIAM E. BORSARI              Director              January 11, 2002
  ------------------------
     William E. Borsari

   /S/ ROBERT A. FIDDAMAN              Director              January 11, 2002
  ------------------------
     Robert A. Fiddaman

             Signature                   Title                Date
             ---------                   -----                ----

     /S/ L. MICHAEL FOLEY              Director         January 11, 2002
   ------------------------
       L. Michael Foley

    /S/ ROGER P. KUPPINGER             Director         January 11, 2002
   ------------------------
      Roger P. Kuppinger

   ------------------------            Director
        Edward E. Mace

     /S/ GREGORY M. SIMON              Director         January 11, 2002
   ------------------------
       Gregory M. Simon

   /S/ ARTHUR G. VON THADEN            Director         January 11, 2002
   ------------------------
     Arthur G. von Thaden

                                 EXHIBIT INDEX

Exhibit
Number                                                 Exhibit
------                                                 -------

  4.1   Articles of Amendment and Restatement of the Articles of Incorporation of the Registrant, filed as
          Exhibit 3.1 to the Registrant's Current Report on Form 8-K filed on April 1, 1996 and incorporated herein by reference.

  4.2   Articles of Amendment of the Registrant, filed as Exhibit 4.2 to the Registrant's Registration
          Statement on Form S-3 (No. 333-24915), as amended, and incorporated herein by reference.

  4.3   Certificate of Correction of the Registrant, previously filed as Exhibit 1.3 to the Registrant's Form
          8-A filed on January 29, 1999 and incorporated herein by reference.

  4.4   Articles Supplementary of the Registrant, classifying and designating the 81/2% Series A Cumulative
          Redeemable Preferred Stock, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K
          filed on January 29, 1999, and incorporated herein by reference.

  4.5   Amended and Restated By-Laws of the Registrant, filed as Exhibit 3(ii) to the Registrant's Quarterly
          Report on Form 10-Q filed on August 14, 1998, and incorporated herein by reference.

  4.6   Indenture for Senior Debt Securities between the Registrant and Chase Manhattan Bank and Trust
          Company, National Association, as successor trustee, dated as of June 23, 1997, filed as Exhibit
          4.1 to the Registrant's Current Report on Form 8-K filed on June 23, 1997 and incorporated herein by reference.

  4.7   First Supplemental Indenture dated as of April 23, 1998 between the Registrant and Chase Manhattan
          Bank and Trust Company, National Association, as successor trustee, filed as Exhibit 4.1 to the
          Registrant's Quarterly Report on Form 10-Q filed on May 14, 1998, and incorporated herein by reference.

  4.8   Form of Note due 2007, filed as Exhibit 4.2 to the Registrant's Current Report on Form 8-K filed on
          June 23, 1997, and incorporated herein by reference.

  4.9   Form of Note due 2013 filed as Exhibit 4.2 to the Registrant's Current Report on Form 8-K filed on
          February 24, 1998, and incorporated herein by reference.

 4.10   Form of Note due 2011 filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on
          January 12, 2001, and incorporated herein by reference.

 4.11   Form of Common Stock Certificate, filed as Exhibit 4.11 to the Registrant's Registration Statement
          on Form S-3, File No. 333-24915, as amended, and incorporated herein by reference.

    5   Opinion of Piper Marbury Rudnick & Wolfe LLP.

 23.1   Consent of Ernst & Young LLP, Independent Auditors.

 23.2   Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5).

   24   Powers of Attorney (contained on signature page of this Registration Statement).

   99   1999 BRE Stock Incentive Plan, as Amended, filed as Exhibit B to the Registrant's Proxy Statement for its 2001 Annual Meeting of Stockholders, filed on April 2, 2001, and incorporated herein by reference.

                                      1